EXECUTIVE SUMMARY
GSMBS 2025-CES2

Description of the due diligence performed

Overview of the assets that were reviewed
Incenter Lender Services LLC, c/k/a Incenter Diligence Solutions and f/k/a Edgemac (“Incenter Diligence”), performed an independent third-party due diligence review of 5 loans acquired by Goldman Sachs Mortgage Company (the “Client”).  The review was performed from April 2017 to July 2018, using the scope of review described herein, which was agreed to at the time of review. The results of the review performed by Incenter Diligence only reflect information concerning the related loans on which such review was performed as of the date such review was performed based on the scope of review used as of the date such review was performed and not as of any subsequent date. Incenter Diligence has not subsequently performed any review with respect to the loans, and Incenter Diligence will not be required to complete or provide any additional, new, or refreshed review or results with respect to the loans. For preparation of this report, Incenter Diligence has relied on historical data and information supplied at the time of the original review given the age of the assets and the fact that the original client and associated records no longer exist.

Sampling of assets
Incenter Diligence follows the nationally recognized statistical rating organizations, NRSRO(s), criteria.   For all originators, Incenter Diligence performed review on 100% of the loans.  The loan population was 5 loans for an aggregate original principal balance of $428,336.00.

The review was conducted in accordance with the following NRSRO(s) Third Party Due Diligence Criteria:

Identity of NRSRO	Title and Date of Criteria
Kroll Bond Rating Agency, LLC	U.S. RMBS Rating Methodology, July 6, 2016
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria, June 22, 2017 and June 15, 2018

Data integrity and review methodology
Incenter Diligence performed data integrity analysis on all loans in the sample by comparing the information supplied on the data tape against the source documents in the loan file to ascertain accuracy and completeness.  All discrepancies are reported on the Final Tape Compare Report.

The data comparison consisted of the following data fields:

Data Compare Field Name
Amortization Term
Appraisal Value
Appraiser Name
Back/Qual DTI
Borrower First Name
Borrower Last Name
Coborrower 1 First Name
Coborrower 1 Last Name

Doc Type
Doc Type Level
DSCR
Front DTI
First Payment Date
FTHB Flag
Interest Rate Initial Cap
Interest Rate Life Cap
Interest Rate Periodic Cap
Interest Rate Rate Change Frequency
Interest Rate Life Floor
Interest Type
Investor Qualifying DSCR
Investor Qualifying DTI
Loan Purpose
Loan Type
Margin
Maturity Date
Note Date
Number of Units
Occupancy Type
Original / Note Payment
Original CLTV
Original Interest Rate
Original Loan Amount
Original LTV
Original P&I
Original Term to Maturity
Property City
Property State
Property Street Address
Property Type
Property Zip
QM Designation
Qualifying Credit Score
Sales Price
Self Employed Mortgagor
Self Employed Co-Borrower

Underwriting Conformity
Incenter Diligence performed a complete review of all loan files, as supplied by the Client, to determine whether the loans were originated in accordance with the Client’s underwriting guidelines, eligibility requirements, Ability to Repay (ATR), Qualified Mortgage and Appendix Q requirements (where applicable), and applicable Policies & Procedures, noting any exceptions and compensating factors.  The review included, where applicable, the following items:

Conformance to Ability to Repay (ATR) standards – Incenter Diligence reviewed each loan to validate that the underwriter correctly assessed the borrower’s ability to repay based on employment and credit/repayment history, income and assets,  projected monthly payment and current obligations, debt to income ratio,  and other information provided to support ability to repay prior to originating the loan.

An evaluation of Qualified Mortgage and Appendix Q requirements, if applicable – Based on the information provided, Incenter Diligence will review each loan to determine that it satisfies all requirements for a Qualified Mortgage, if designated as such, including an evaluation of points of fees, risk factors associated with the loan terms, re-calculation of debt to income and a review of all income and assets.

Credit, Income, Assets and Employment
A.
Validate that the appropriate employment and income documentation, such as pay stubs, tax transcripts, and bank statements, was provided and used to accurately qualify the borrower according to guidelines.  Recalculate the borrower’s income and debt to determine the appropriate debt to income ratio in accordance with the guidelines.  Validate borrower’s employment history and confirm that the appropriate income and assets were used to qualify.  Make a reasonable assessment of whether there are any indications that income documentation may be fraudulent.

B.
Validate that assets used to qualify the borrower match the documentation in the file and the  information used to calculate down payment, closing costs, and reserves meet program guideline requirements

C.	Review exceptions, compensating factors and underwriter comments, if available
D.	Review program guidelines against the loan approval for discrepancies such as:
1.	Employment requirements;
2.	Income requirements (such as DTI, etc);
3.	Asset requirements
E.	Review the loan approval against all supporting documentation and loan application to verify accuracy
F.
Review the initial loan application against the final loan application or other loan applications found in the file to validate the application was signed, properly completed and to expose discrepancies

G.
Evaluate that a credit report has been provided for all borrowers and assess whether it was pulled in a timely manner and that the credit scores meet applicable guidelines.  Verify whether any fraud alerts are listed on the credit reports and make a reasonable assessment of whether the borrower’s profile adheres to applicable guidelines

H.
Review the loan file for inconsistencies based on information derived from source documentation provided in the loan file, for the purposes of identifying misrepresentations contained in the loan file, including with respect to occupancy and mortgage liabilities.

Occupancy, Taxes, Title and Insurance
A.	Review for occupancy representation versus occupancy type
B.	Review the title report for possible judgments and other liens that may have existed upon origination; verify chain of title.
C.
Verify and validate the file contains sufficient property insurance coverage as required by guidelines; confirm property insurance policy contains appropriate mortgagee clause.   For subject properties located in a Special Flood Hazard Area where flood insurance is required, verify and validate the file contains sufficient flood insurance coverage as required by guidelines and that flood insurance policy contains appropriate mortgagee clause.
D.	Review property details on appraisal including a review for ineligible properties

Property Valuation Review
Incenter Diligence performed a standard property valuation Desktop Review on all loans to ensure the original property valuation in the loan file supports the subject property and to determine whether there are any indicators of misrepresentation.  The evaluation included the following components:
A.	Review the original appraisal report to ensure the valuation was performed by a licensed appraiser and in accordance with guidelines,
B.	Verify subject property type meets applicable guidelines,
C.	Validate that the values used do not exceed 6 months in age,
D.	Note any exceptions to stated value or appraisal guidelines,
E.	Verify value used to calculate LTV/CLTV and note any deviations,
F.	Verify the appraisal report matches loan documents, and
G.	Review additional valuation products in the file; if there is a 10% variance, Client is notified and an additional independent valuation product will be obtained.

Regulatory Compliance Review
Incenter Diligence’s Regulatory Compliance analysis is intended to expose certain potential risk associated with the loans examined.  It is strictly limited to the review scope outlined below and is based solely on the accuracy of the documentation and data supplied by the Client or other agreed upon third parties.  The review findings are not guaranteed to encompass all critical elements related to the underwriting, origination or regulatory compliance status of the loans examined.  Further, the findings are not to be construed as guidance on future indicators of positive or negative performance.

Incenter Diligence performed a review of all loans supplied by the Client to verify all documentation provided is complete and complies with all applicable federal and state regulatory requirements, in addition to following the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the “SFIG Compliance Review Scope”) and the advice of outside counsel.   In addition, Incenter Diligence utilizes the ComplianceAnalyzer tool by ComplianceEase.  Incenter Diligence’s conclusions are representative of our best efforts to identify material risks and exceptions associated with each loan based on interpretation of the continually evolving regulations.

Incenter Diligence does not employ personnel who are licensed to practice law in the various jurisdictions and the findings set forth in the reports prepared by Incenter Diligence do not constitute legal advice or opinions.  They are recommendations or conclusions based on information provided to Incenter Diligence.  All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the clients that have engaged Incenter Diligence to prepare their reports pursuant to their instructions and guidelines. Client acknowledges and agrees that the scoring models applied by Incenter Diligence are designed to identify potential risk and the Client assumes sole responsibility for determining the suitability of the information for its particular use.

Incenter Diligence reviewed each loan to validate compliance with the following federal and state regulatory requirements, whenever applicable.

A.	Truth In Lending Act - 12 CFR §1026 (“TILA”)
1.	Federal TILA
a.	Finance Charge Test (12 CFR §1026.18(d)(1)
i.	It is understated by no more than $100; or

ii.	It is greater than the amount required to be disclosed
b.	Rescission Finance Charge Test (12 CFR §1026.23(h)(2)i)
i.	It is understated by no more than $35; or
ii.	It is greater than the amount required to be disclosed
iii.	Rescission Total of Payments Test (12 CFR §1026.23(h)(2)(ii)
iv.	Is understated by no more than $35; or
v.	Is greater than the amount required to be disclosed
c.	Foreclosure Rescission Finance Charge and Total of Payments Tests(12 CFR §1026.23(h)
d.	APR Test 12 CFR §1026.22(a)(2), (4)
i.
The disclosed annual percentage rate (APR) is considered accurate because it is not more than 1/8 of 1 percentage (for regular transactions) or 1/4 of 1 percentage (for irregular transactions) point above or below the APR as determined in accordance with the actuarial method; or

ii.
The disclosed APR results from the disclosed finance charge, and the disclosed finance charge is considered accurate under §1026.18(d)(1) (the finance charge test), or for purposes of rescission the disclosed finance charge is considered accurate under §1026.23(g) or (h) (the rescission finance charge test or the foreclosure rescission finance charge test), whichever applies

e.	Right of Rescission Test (12 CFR §1026.23(a)(3), §1026.15(a)(3),
i.	The funding date is not before the third business day following consummation
ii.	The consumer may exercise the right to rescind until midnight of the third business day following consummation
iii.	Validate Right of Rescission Notice was provided and provides the correct date for ability to cancel
f.	Dual Broker Compensation Test (12 CFR §1026.36(d)(2)
i.
If any loan originator receives compensation directly from a consumer in a consumer credit transaction secured by a dwelling, no loan originator shall receive compensation, directly or indirectly, from any other person other than the consumer in connection with the transaction for loan origination activities

g.	Loan Originator Credits Test (12 C.F.R. §1026.36(d)(1))
i.	Test that the initial disclosure (GFE/TIL/LE) does not contain any broker fees paid by the broker
h.	Financing of Single Premium Credit Insurance Test (12 CFR §1026.36 (i))
i.
A creditor may not finance, directly or indirectly, any premiums or fees for credit insurance in connection with a consumer credit transaction secured by a dwelling (including a home equity line of credit secured by the consumer's principal dwelling

2.	Initial TIL Disclosure (Pre-TRID)
a.	Initial TIL Disclosure Date Test (12 CFR §1026.17(b),1026.19(a)
i.	The loan is a mortgage transaction subject to the Real Estate Settlement Procedures Act (12 U.S.C. §2601 et seq.) that is secured by the consumer's dwelling; and
ii.
The initial TIL disclosure date is not later than the third business day (counting days on which the creditor's offices are open to the public for carrying on substantially all of its business functions) after the creditor receives the consumer's written application; and

iii.
The initial TIL disclosure date is not later than the seventh business day (counting all calendar days except Sunday and specified legal public holidays) before consummation of the transaction, or the application date of the loan is before July 30, 2009; and

iv.	The loan is a "residential mortgage transaction" subject to the Real Estate Settlement Procedures Act (12 U.S.C. §2601 et seq.); and

v.	The initial TIL disclosure date is before consummation or three business days after the creditor receives the consumer's written application, whichever is earlier
3.	TILA RESPA Integrated Disclosures (TRID)
a.	Initial Loan Estimate Delivery Date Test (from application) (12 CFR §1026.19(e)(1)(iii)(A))
i.
The creditor shall deliver or place in the mail the disclosures required under §1026.19(e)(1)(i) (provision of loan estimate form) not later than the third business day after the creditor receives the consumer's application

b.	Initial Loan Estimate Delivery Date Test (prior to consummation) (12 CFR §1026.19(e)(1)(iii)(B))
i.
The creditor shall deliver or place in the mail the disclosures required under §1026.19(e)(1)(e)(1)(i) (provision of loan estimate form) not later than the seventh business day before consummation of the transaction

c.	Written List of Service Providers (SSPL) Disclosure Date Test (12 CFR §1026.19(e)(1)(vi))
i.
If the consumer is permitted to shop for a settlement service, the creditor shall provide the consumer with a written list identifying available providers of that settlement service and stating that the consumer may choose a different provider for that service. The creditor must identify at least one available provider for each settlement service for which the consumer is permitted to shop. The creditor shall provide this written list of settlement service providers separately from the disclosures required by §1026.19(e)(1)(e)(1)(i) but in accordance with the timing requirements in §1026.19(e)(1)(e)(1)(iii)

d.	Your Home Loan Toolkit (§1026.19)
i.	Verify there is evidence that the disclosure was provided to the borrower
ii.	Validate Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application
e.	Borrowers Intent to Proceed (§1026.19); (§1026.25)
i.	Verify there is evidence in the file indicating the borrowers intent to proceed
ii.	If the lender documents the borrowers intent to proceed on a standalone disclosure, validate the borrower signed and dated the disclosure
f.	Revised Loan Estimate Delivery Date Test (prior to consummation) (12 CFR §1026.19(e)(4)(ii))
i.
The creditor shall not provide a revised version of the disclosures required under §1026.19(e)(1)(i) on or after the date on which the creditor provides the disclosures required under §1026.19(f)(1)(i). The consumer must receive a revised version of the disclosures required under §1026.19(e)(1)(i) not later than four business days prior to consummation. If the revised version of the disclosures required §1026.19(e)(1)(i) is not provided to the consumer in person, the consumer is considered to have received such version three business days after the creditor delivers or places such version in the mail

g.	Valid Change of Circumstances Test
i.	The changed circumstance(s) form was provided and the reason for re-disclosure is:
a.	Changed circumstance affecting settlement charges; or
b.	Changed circumstance affecting eligibility; or
c.	Revisions requested by the consumer; or
d.	Expiration of initial loan estimate; or
e.	Delayed settlement date on a construction loan for new construction transactions only; or
f.	The date the rate was set was not provided and Interest rate dependent charges change once the interest rate is locked;" or
g.	The reason for re-disclosure is "Decrease in charges affecting settlement or eligibility, a consumer-requested revision, or other non-tolerance-related re-disclosure;" or
h.	The initial loan estimate was not delivered timely
h.	Initial Closing Disclosure Delivery Date Test (12 CFR §1026.19(f)(1)(ii))

i.	The creditor shall ensure that the consumer receives the disclosures required under paragraph §1026.19(f)(1)(i) no later than three business days before consummation
i.	Revised Closing Disclosure Delivery Date Test (waiting period vs. no waiting period required) (12 CFR §1026.19(f)(2)(i) & (ii))
i.
If the disclosures provided under §1026.19(f)(1)(i) become inaccurate before consummation, the creditor shall provide corrected disclosures reflecting any changed terms to the consumer so that the consumer receives the corrected disclosures at or before consummation

ii.
If the consumer determines that the extension of credit is needed to meet a bona fide personal financial emergency, the consumer may modify or waive the three-business-day waiting period for the revised closing disclosure after receiving the disclosures

j.	TRID Tolerance Testing - Charges That Cannot Increase Test (12 CFR §1026.19(e)(3)(i))
i.	An estimated closing cost disclosed pursuant to §1026.19(e) is in good faith if the charge paid by or imposed on the consumer does not exceed the amount originally disclosed under §1026.19(e)(1)(i)
k.	TRID Tolerance Testing - Charges That in Total Cannot Increase More Than 10% Test (12 CFR §1026.19(e)(3)(ii))
i.
The aggregate amount of charges for third-party services and recording fees paid by or imposed on the consumer does not exceed the aggregate amount of such charges disclosed under §1026.19(e)(1)(i) by more than 10 percent

l.	TRID Tolerance Testing - Lender Credits That Cannot Decrease Test (12 CFR §1026.19(e)(3)(i))
i.	An estimated closing cost disclosed pursuant to §1026.19(e) is in good faith if the charge paid by or imposed on the consumer does not exceed the amount originally disclosed under §1026.19(e)(1)(i)
m.	TRID Reimbursement Amount Test (12 CFR §1026.19(f)(2)(v))
i.
Refunds related to the good faith analysis. If amounts paid by the consumer exceed the amounts specified under §1026.19(e)(3)(i) or (ii), the creditor complies with §1026.19(e)(1)(i) if the creditor refunds the excess to the consumer no later than 60 days after consummation

n.	TRID Reimbursement Date Test (12 CFR §1026.19(f)(2)(v))
i.
Refunds related to the good faith analysis. If amounts paid by the consumer exceed the amounts specified under §1026.19(e)(3)(i) or (ii), the creditor complies with §1026.19(e)(1)(i) if the creditor refunds the excess to the consumer no later than 60 days after consummation

o.	Disclosure of Escrow Account (§1026.38(l)(7)
i.	If the loan indicates an escrow account will be established
a.	Verify all amounts disclosed in the Projected Payments Table are accurate (§1026.38)(c); (§1026.37(c)
b.	Verify all amounts disclosed in the Estimated Taxes, Insurance and Assessments (ETIA) are accurate (§1026.37(c)(4),(5)
c.	Verify all amounts disclosed in Section G – Initial Escrow Payment and Closing are accurate (§1026.37(g)(3)
d.	Verify all amounts disclosed in the Escrow Account Section are accurate (§1026.38(l)(7)
ii.	If the loan indicates an escrow account will not be established
a.	Verify all amounts disclosed in the Projected Payments Table are accurate (§1026.38(c); (§1026.37(c)
b.	Verify all amounts disclosed in the Estimated Taxes, Insurance and Assessments (ETIA) are accurate (§1026.37(c)(4), (5)
c.	Verify all amounts disclosed in the Escrow Account Section are accurate (§1026.38(l)(7)
p.	Disclosure of Seller Paid Closing Costs (§1026.38(t)(5)(v)(B)

i.	In transactions involving a seller, validate whether the lender disclosed all costs being paid by the seller on the borrowers Closing Disclosure
ii.	If seller paid fees are present on the borrower’s Closing Disclosure, review the seller’s Closing Disclosure or alternative documentation for accuracy of disclosure
q.	Post-consummation Event and Revised Closing Disclosure Delivery Date Test
i.	The post-consummation revised closing disclosure delivery date is not more than 60 calendar days after the consummation date, or closing / settlement date if no consummation date was provided; and
ii.	The provided reimbursement date is not more than 60 calendar days after the consummation date, or closing / settlement date if no consummation date was provided
r.	Non-numeric Clerical Error and Post-consummation Revised Closing Disclosure Delivery Date Test (12 CFR §1026.19(f)(2)(iv))
i.
A creditor does not violate §1026.19(f)(1)(i) if the disclosures provided under §1026.19(f)(1)(i) contain non-numeric clerical errors, provided the creditor delivers or places in the mail corrected disclosures no later than 60 days after consummation

s.	Loan Calculation Test on the Closing Disclosure (12 CFR §1026.38)
i.	Finance Charge
ii.	Amount Financed
iii.	Total of Payments
iv.	Total Interest Percentage
4.	Qualified Mortgage / Ability To Repay – Dodd Frank
a.	Classification of QM designated loan
i.
Validate whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage

ii.	Determination of conformity thresholds (Safe Harbor or Rebuttable Presumption
b.	Negative Amortization Loan (12 CFR 1026.43(e)(2)(i)(A))
i.
A qualified mortgage is a covered transaction that provides for regular periodic payments that are substantially equal, except for the effect that any interest rate change after consummation has on the payment in the case of an adjustable-rate or step-rate mortgage, that does not result in an increase of the principal balance

c.	Interest Only Loan (12 CFR 1026.43(e)(2)(i)(B))
i.
A qualified mortgage is a covered transaction that provides for regular periodic payments that are substantially equal, except for the effect that any interest rate change after consummation has on the payment in the case of an adjustable-rate or step-rate mortgage, that does not allow the consumer to defer repayment of principal

d.	Balloon Payment Loan (12 CFR 1026.43(e)(2)(i)(C))
i.
A qualified mortgage is a covered transaction that provides for regular periodic payments that are substantially equal, except for the effect that any interest rate change after consummation has on the payment in the case of an adjustable-rate or step-rate mortgage, that does not result in a balloon payment

e.	Loan Term (12 CFR 1026.43(e)(2)(iii))
i.	A qualified mortgage is a covered transaction for which the loan term does not exceed 30 years
f.	Points and Fees (12 CFR §1026.43(e)(3))
i.	Points and fees do not exceed the qualified mortgage points and fees threshold
g.	DTI (12 CFR §1026.43(e)(2)(vi))
i.	The ratio of the consumer's total monthly debt to total monthly income at the time of consummation does not exceed 43 percent, calculated in accordance with Appendix Q

h.	Prepayment Penalty (12 CFR 1026.43(g))
i.	A covered transaction must not include a prepayment penalty unless:
a.	The prepayment penalty is otherwise permitted by law; and the transaction:
b.	Has an annual percentage rate that cannot increase after consummation;
c.	Is a qualified mortgage under paragraph (e)(2), (e)(4), or (f) of this section; and
d.	Is not a Higher Priced Mortgage Loan, as defined in § 1026.35(a)
5.	Home Ownership and Equity Protection Act – HOEPA (Sections 32)
a.	Federal HOEPA coverage (12 CFR §1026.32(a)(1)(i), (ii)
i.	Tests that the loan is/is not secured by the consumer's principal dwelling; or
ii.	Tests that the loan is/ is not an open-end credit plan; or
iii.	That the application date of the loan occurs before/ after the effective date of October 1, 1995; or
iv.	That the date the creditor received application occurs on or after January 10, 2014, the effective date of the High-Cost Mortgage amendments
b.	High-Cost Mortgage APR threshold test (12 CFR §1026.32(a)(1)(i)(A), (C))
i.	The loan is secured by a first-lien transaction, and the annual percentage rate (APR) does not exceed the Average Prime Offer Rate by more than 6.5%; or
ii.	The loan is a subordinate-lien transaction, and the annual percentage rate (APR), does not exceed the Average Prime Offer Rate by more than 8.5%
c.	High-Cost Mortgage Points and Fees Threshold Test (12 CFR §1026.32(a)(1)(ii)(A), (B))
i.	The total points and fees does not exceed allowable limits per the given loan amount
d.	High-Cost Mortgage Prepayment Penalty Threshold Test (12 CFR §1026.32(a)(1)(iii))
i.	The loan contract or open-end credit agreement does not allow the creditor to charge:
a.	A prepayment penalty more than 36 months after consummation or account opening; or
b.	Prepayment penalties that can exceed, in total, more than 2 percent of the amount prepaid
e.	High-Cost Mortgage (12 CFR §1026.32(a)(1))
f.	High-Cost Mortgage Repayment Ability Test (12 CFR §1026.34(a)(4), 1026.43)
g.	Other high-costs tests pursuant to (12 CFR §1026.32(a)(1))
i.	Timing of disclosures
ii.	Balloon payment
iii.	Negative amortization
iv.	Prepayment penalty
v.	Pre-loan counseling
vi.	Late charges
vii.	Grace period
viii.	Financing of points and fees
6.	Higher Priced Mortgage Loan – HMPL (section 35)
a.	Higher Priced Mortgage Loan test (12 CFR §1026.35(a)(1))
b.	Higher Priced Mortgage Loan required escrow account test (12 CFR §1026.35(a)(1), (b)(2)(i)(A))
c.	Higher Priced Mortgage Loan prepayment term test
d.	Higher Priced Mortgage Loan escrow account test (12 CFR §1026.35(a))
7.	Prohibited Acts – Brokers Comp
a.	Broker Compensation Test (12 CFR §1026.36(d)(2)
i.	If any loan originator receives compensation directly from a consumer in a consumer credit transaction secured by a dwelling:
a.	No loan originator shall receive compensation, directly or indirectly, from any person other than the consumer in connection with the transaction; and

b.
No person who knows or has reason to know of the consumer-paid compensation to the loan originator (other than the consumer) shall pay any compensation to a loan originator, directly or indirectly, in connection with the transaction

8.	Nationwide Mortgage Licensing System (NMLS) Tests (12 CFR §1026.36)
a.
review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

b.	verify the data against the NMLSR database, as available
B.	Real Estate Settlement Procedures Act – 12 CFR §1024 (“RESPA”)
1.	Federal RESPA
a.	Homeownership Counseling Organizations Disclosure Date Test (12 CFR §1024.20(a))
i.
Not later than three business days after a lender, mortgage broker, or dealer receives an application, or information sufficient to complete an application, the lender must provide the loan applicant with a clear and conspicuous written list of homeownership counseling organizations that provide relevant counseling services in the loan applicant's location

ii.
The list of homeownership counseling organizations distributed to each loan applicant under this section shall be obtained no earlier than 30 days prior to the time when the list is provided to the loan applicant

a.	Good Faith Estimate Disclosure Test (12 CFR §1024.7)
i.
Not later than 3 business days after a loan originator (broker or lender) receives an application for a federally related mortgage loan, or information sufficient to complete an application, the loan originator must provide the applicant with a GFE

b.	Good Faith Estimate Disallowed Credit and Charge test (GFE Block 2)
i.	Looks for any amounts entered for both a loan discount fee and a yield spread premium or a lender credit
ii.	Only one charge or one credit affecting the interest rate is allowed under the new RESPA regulations
C.	Equal Credit Opportunity Act – 12 CFR §1002 (“ECOA”)
1.	ECOA Valuation Rule (12 CFR §1002.14(a)(1))
a.
Review all applicable loans for the Disclosure of Right to Receive a Copy of Appraisals. Validate if the customer(s) waived their right to receive copies of their appraisals three business days prior to consummation/account opening

b.	Review all applicable loans for proof that lender delivered copies of appraisals and other written valuations three business days before consummation (closed-end), or account opening (open-end)
c.
If the customer(s) waived their right to receive copies of their appraisals three business days prior to consummation/account opening, review the Post-Closing submission for an Acknowledgment of Receipt of Appraisal Report, or other proof that the lender provided provide the copies either at, or prior to, consummation or account opening

d.	State Specific tests (varies by state and applicability, by at a minimum includes);
i.	Consumer / Home Loan tests
ii.	High cost tests
iii.	Higher Priced Mortgage Loan tests
iv.	APR threshold tests
v.	Points and fees threshold tests
vi.	Cover loan tests
vii.	Negative Amortization tests
viii.	Prepayment tests

Document Review
Incenter Diligence reviewed all mortgage loan files supplied and verified that the following documents, if applicable, were included in the file and that the data on the documents was consistent:
•	Initial Application (1003)
•	Final Application (1003)
•	Loan Approval (1008)
•	HUD1 from Sale of Previous Residence
•	Loan Estimates and Closing Disclosures
•	Sales Contract
•	Mortgage/Deed of Trust
•	Note
•	Junior Lien Information
•	Subordination Agreement
•	Income Documentation
•	Employment Documentation
•	Asset Documentation
•	Credit Reports
•	4506T/Tax Documentation
•	Change of Circumstance Documentation
•	Disclosures: Right of Rescission, Net Tangible Benefit and FACTA
•	Appraisal
•	Title/Preliminary Title
•	Flood and Hazard Insurance Policies
•	Notice of Special Flood Hazards
•	Mortgage Insurance

Other review and methodology
Not applicable.

Summary of findings and conclusions of review
Below provides the summary of the review findings:

Final Overall Grade Summary
Overall	# of Mortgage Loans	% of Mortgage Loans
A	4	80.00%
B	1	20.00%
C	0	0.00%
Total	5	100.00%

Credit Grade Summary
Credit	# of Mortgage Loans	% of Mortgage Loans
A	4	80.00%
B	1	20.00%
C	0	0.00%
Total	5	100.00%

Compliance Grade Summary
Compliance	# of Mortgage Loans	% of Mortgage Loans
A	5	100.00%
B	0	0.00%
C	0	0.00%
Total	5	100.00%

Property Grade Summary
Property	# of Mortgage Loans	% of Mortgage Loans
A	5	100.00%
B	0	0.00%
C	0	0.00%
Total	5	100.00%

Exception Summary
Below provides a summary of the individual exceptions based on the general categories of Credit, Compliance, and Property.

Credit Exception Categories	Exception Count	Credit Grade A	Credit Grade B	Credit Grade C
Credit - Credit	4	3	1	0
Credit - General Underwriting Guideline Violation	19	14	5	0
Credit - Income and Assets	9	9	0	0
Credit - Insurance and Title	1	1	0	0
Credit - Legal Documentation	5	4	1	0
Total	38	31	7	0

Compliance Exception Categories	Exception Count	Compliance Grade A	Compliance Grade B	Compliance Grade C
Compliance - Regulatory Compliance	12	12	0	0
Compliance - TRID	0	0	0	0
Total	12	12	0	0

Property Exception Categories	Exception Count	Property Grade A	Property Grade B	Property Grade C
Property - Collateral	1	1	0	0
Total	1	1	0	0

Data Integrity Summary
The table below provides a summary of the data compare results:

Data Compare Field Name	# of Discrepancies	% Accuracy
Amortization Term	0	100.00%
Appraisal Value	0	100.00%
Appraiser Name	0	100.00%
Back/Qual DTI	1	80.00%
Borrower First Name	0	100.00%
Borrower Last Name	0	100.00%
Coborrower 1 First Name	0	100.00%

Coborrower 1 Last Name	0	100.00%
Doc Type	0	100.00%
Doc Type Level	0	100.00%
DSCR	0	100.00%
Front DTI	0	100.00%
First Payment Date	0	100.00%
FTHB Flag	0	100.00%
Interest Rate Initial Cap	0	100.00%
Interest Rate Life Cap	0	100.00%
Interest Rate Periodic Cap	0	100.00%
Interest Rate Rate Change Frequency	0	100.00%
Interest Rate Life Floor	0	100.00%
Interest Type	0	100.00%
Investor Qualifying DSCR	0	100.00%
Investor Qualifying DTI	0	100.00%
Loan Purpose	0	100.00%
Loan Type	0	100.00%
Margin	0	100.00%
Maturity Date	0	100.00%
Note Date	0	100.00%
Number of Units	0	100.00%
Occupancy Type	0	100.00%
Original / Note Payment	0	100.00%
Original CLTV	1	80.00%
Original Interest Rate	0	100.00%
Original Loan Amount	0	100.00%
Original LTV	1	80.00%
Original P&I	0	100.00%
Original Term to Maturity	0	100.00%
Property City	0	100.00%
Property State	0	100.00%
Property Street Address	0	100.00%
Property Type	0	100.00%
Property Zip	0	100.00%
QM Designation	0	100.00%
Qualifying Credit Score	1	80.00%
Sales Price	0	100.00%
Self Employed Mortgagor	0	100.00%
Self Employed Co-Borrower	0	100.00%
Total	4	98.26%